Exhibit 99.1

1 Citi Global Property CEO Conference March 2-5, 2008

2 Strategic Plan Key Elements Expand Geographically & Operate on a National Platform – more opportunities Focus on Development – more profitable Product Type Diversification – more opportunities and lesser effect of economic cycles Build the Capital Recycling and Joint Venture Businesses – alternate sources of capital to fund a growing business Actively Manage Balance Sheet – retain investment grade ratings of BBB+/Baa1 with Standard & Poors and Moody’s

3 Expand Geographically - Execution and Results

Focus on Development

5 Superior Development Model and Expertise Over 30 year history Diversified risk – geographic and product type Design-build capability entirely in-house Build at wholesale, value at retail

6 Duke Development Model – Unique Strengths Full-service general contractor to meet each unique customer needs Quickly respond to build-to-suit proposals and land opportunities In-house capabilities more cost effective and flexible than out-sourcing, resulting in greater profitability Projects completed on time and on budget 99.9% of the time

Product Diversification

8 Industrial Strategy Control land in top U.S. industrial markets Maintain dominant market positions, occupancy and same property growth Focus on modern bulk industrial product (300,000 to over 1 million square feet, 28’ to 36’ clear height) Pursue build-to-suit opportunities nationwide Have ready inventory of speculative space in major markets Develop and own properties near major logistic hubs (Ports, Intermodals, Airports)

9 Bulk Distribution Portfolio – Snapshot Number of buildings 331 Total square feet 70.9 million $ Investment $2.1 billion Occupancy 96.2% Average building size 214,000 Average tenant size 85,000 Average building age 9.18 years Renewal % 84.4% Same Property Growth 5.5% As of December 31, 2007 for stabilized in-service portfolio

10 Office Strategy Continue focus on strong operating metrics Prune portfolio of older property which is primarily located in the Midwest Own land in only the top submarkets in each city Pursue build-to-suit and pre-leasing opportunities Build on a speculative basis when market warrants Focus on suburban, mid-rise projects (three to five stories, 100,000 to 200,000 square feet)

11 Office Portfolio – Snapshot Number of buildings 272 Total square feet 31.2 million $ Investment $3.9 billion Occupancy 92.2% Average building size 115,000 Average tenant size 13,000 Average building age 12.32 years Renewal % 67.1% Same Store Growth 1.9% As of December 31, 2007 for stabilized in-service portfolio

12 Healthcare Strategy National brand awareness National system relationships Regional system relationships Focus on Duke cities

13 Product Focus 10% 5% 5% 80% Medical Office Buildings - On Campus Medical Office Buildings - Off campus LTAC/Rehab Specialty Hospitals

14 Retail Strategy Focus on big box and lifestyle center projects Target markets: Atlanta, Chicago, Dallas, Orlando, Phoenix and Washington, D.C. High barrier to entry, larger projects Continue operating joint venture programs on lifestyle projects Target mixed-use projects with office, healthcare, hotel and industrial Maximize local market synergies with Duke office, healthcare and industrial operations

15 Mixed-use Development Opportunities Multiple product uses on one land site Horizontal and vertical mixed-use opportunities Demand driven by alternative uses individually and also by shared synergies between uses (retail/office, hotel/retail/office, etc.) Generally near urban centers: infill, redevelopment or brownfield

Recent Activity -Key Transactions-

 Ownership: LLC owned 80% by an Institutional Partner and 20% by Duke Target Size: $600-$800M of total assets Investment Period: Three years Property Type: Single tenant bulk industrial in excess of 200,000 square feet with lease term of 7+ years Leverage: Up to 65% Promotes: Duke will receive promotes if agreed upon IRR’s are achieved Fees to Sponsor: Property management, leasing, construction and asset management The proposed terms are market-based and align the incentives of the Institutional Partner and Duke Bulk Industrial Takeout Joint Venture 17

The Initial Portfolio consists of six state-of-the-art bulk industrial buildings 100% leased to credit tenants for 10+ years Size (sf ) Lease Commencement Tenant Lease Term (yrs.) Buckeye Logistics Center – Phoenix, AZ 604,678 In-Service Amazon.com 10.75 Restoration Hardware BTS – Columbus, OH 805,125 May 2008 Restoration Hardware 15.0 Unilever Distribution Center – Jacksonville, FL 772,210 Sept. 2008 Conopco (Unilever US, Inc.) 10.0 Unilever Distribution Center – Dallas, TX 822,550 Oct. 2008 Conopco (Unilever US, Inc.) 10.0 AllPoints Midwest Bldg. 1 – Indianapolis, IN 1,200,420 Oct. 2008 Prime Distribution Services 11.25 Kellogg Distribution Center – Columbus, OH 1,142,400 Dec. 2008 Kellogg (Kellogg Company) 10.25 TOTAL 5,347,383 18 Bulk Industrial Takeout Joint Venture

19 Linden, New Jersey Project 100 acre former GM plant Accommodates 1.2 million square feet of development 50/50 joint venture with Stockbridge Real Estate Fund III Demolition and clean up underway Anticipate to begin development in first quarter 2009

20 Linden, New Jersey Project Aerial

21 Linden, New Jersey Project Site Plan

22 Port Strategy – Industrial Acquisition Five 100% leased industrial buildings totaling 758,000 square feet Three buildings: 466,000 square feet in Norfolk, Virginia One building: 120,000 square feet in Sumner, Washington One building: 172,000 square feet in Houston, Texas Acquired 161 acres near the Port of Houston Break ground on Fairport industrial park in late 2008 2.9 million square feet upon completion Expected total investment of $140 million

Development Activity

24 Development Pipeline (as of 12/31/07) Stabilized Estimated Estimated Estimated Square Development Current Stabilized 5 Year 10 Year Feet Costs Occupancy Yield Yield Yield (1) Held for Rental Bulk Industrial 7,503,000 310,000,000 $ 25% 8.6% 8.7% 9.8% Office 2,009,000 317,000,000 28% 9.6% 10.0% 10.4% Healthcare 494,000 115,000,000 70% 8.7% 8.8% 9.3% 10,006,000 742,000,000 $ 28% 9.0% 9.3% 9.9% Built for Sale Bulk Industrial 5,627,000 242,000,000 $ 94% 7.8% Office 945,000 214,000,000 41% 8.7% Healthcare - - - - 6,572,000 456,000,000 $ 86% 8.2% N/A N/A Total 16,578,000 1,198,000,000 $ 51% 8.7% (1) Based upon executed leases only

25 AllPoints Midwest I Indianapolis, IN Tenant: Prime Distribution Size: 1,200,400 square feet Start Date: June 2007 Scheduled Completion: March 2008 Initial Occupancy: 0% Current Occupancy: 100%

26 One West Indianapolis, IN Primary Tenant: Firestone Size: 185,000 square feet Start Date: June 2006 Scheduled Completion: September 2007 Initial Occupancy: 0% Current Occupancy: 100%

27 Lakeside Crossing Office St. Louis, MO Tenant: Monsanto Size: 128,000 square feet Start Date: June 2007 Scheduled Completion: June 2008 Initial Occupancy: 0% Current Occupancy: 100%

28 Buckeye Logistics Center Phoenix, AZ Tenant: Amazon.com Size: 605,000 square feet Start Date: June 2007 Scheduled Completion: September 2007 Initial Occupancy: 0% Current Occupancy: 100%

Capital Structure Strategy and Funding

30 Capital Structure – Strategy Target total book capitalization of 30-35% common equity, 50-60% debt and 10-15% preferred Use primarily unsecured debt financing with variable rate debt level of 15-20% of total debt Maintain current investment grade debt ratings of BBB+/Baa1 with Standard & Poors and Moody’s Increase use of joint ventures to fund certain types of projects Issue common stock/units sparingly

31 $1.3 billion bank revolver – increased from $1.0 billion in November 2007, while maintaining LIBOR + 52.5 bp pricing Development joint venture construction revolvers in place Joint Venture Proceeds Existing Washington D.C. takeout joint venture Planned bulk distribution new development takeout joint venture Held for Sale Property Dispositions Held for Rental Property Dispositions Capital Structure – Funding Sources

Summary of Corporate Unsecured Debt Covenants 32 Proforma Year-end Including Limit 2007 Preferred O Total Debt to Undepreciated Assets <60% 52.8% 49.5% Debt Service Ratio >1.5x 3.39 3.39 Secured Debt to Undepreciated Assets <40% 6.0% 6.0% Undepreciated Unencumbered Assets to Unsecured Debt >150% 182.0% 196.0% Total Debt Capacity (represents additional capacity to reach 60% limit) $1.56B $2.28B

Development Pipeline – Funding Analysis for 2008 33 Total value creation pipeline @ 12/31/07 1,961,000 $ Less: Third party construction backlog (183,000) BFS in-service (580,000) JV projects under development (302,000) Committed Development 896,000 CIP as of 12/31/07 on committed development (372,000) Funding requirements 524,000 $ * *Fully funded through availability under $1.3 billion revolver with $543 million outstanding at December 31, 2007

Strategic Plan 2008-2010

35 Strategic Plan 2008 through 2010 Profitability manage our quality core portfolio to maximize same property growth and increase funds available for distribution Build teams and increase opportunities in the new markets we have entered Increase opportunity in Healthcare nationally Form joint ventures to strategically acquire our development properties Continue capital recycling from slower growth markets and product types

36 Investment Concentration By Region 36% 29% 18% 12% 5% 2010 2007 56% 24% 13% 6% 1% Southeast East Midwest South West

37 Investment Concentration By Product Type 61% 33% 3% 3% 2007 45% 41% 12% 2% 2010 Industrial Healthcare Office Other

38 Duke Overview Consistent, simple strategy to grow earnings: Focus on development Increase operating platform through geographic expansion Capitalize on expanded product opportunities Leverage leading land bank to create value & earnings Manage balance sheet & fund growth primarily through capital recycling & joint venture expansion